Exhibit 99.1

ANNUAL MEETING OF STOCKHOLDERS OF CARDIONET, INC. Thursday, July 25, 2013 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 25, 2013 The Proxy Statement and our Annual Report on Form 10-K are available at http://www.cardionet.com in the "Investor Relations" section. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 2. Election of the following Class III Directors to hold office until the 2016 Annual Meeting O Eric N. Prystowsky, M.D. O Rebecca W. Rimel O Robert J. Rubin, M.D. O Ronald A. Ahrens 1. To approve the Holding Company Proposal and related Reorganization Agreement, pursuant to which our present company will reorganize into a holding company and become a subsidiary of a new Delaware corporation named BioTelemetry, Inc. 3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2013. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the three nominees for director in Proposal Two, FOR Proposals One and Three, and, in the discretion of the proxy holders named herein, on any other matters that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL TWO AND "FOR" PROPOSALS ONE AND THREE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20330030000000001000 5 072513 FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 CARDIONET, INC. 227 Washington Street #210 Conshohocken, Pennsylvania 19428 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2013 Our Board of Directors is soliciting your proxy to be used at the Annual Meeting of Stockholders of CardioNet, Inc., to be held at the Philadelphia Marriott West located at 111 Crawford Avenue, West Conshohocken, Pennsylvania 19428 on July 25, 2013, at 8:30 a.m., Eastern Time, and at any and all postponements, continuations and adjournments thereof (the "Annual Meeting"). The undersigned hereby appoints Joseph H. Capper and Peter Ferola, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of CardioNet, Inc., which the undersigned may be entitled to vote at the Annual Meeting, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, and with discretionary authority as to any and all other matters that may properly come before the meeting. If you sign and deliver your proxy card, but you do not provide voting instructions, your proxy will vote FOR each of the three nominees for director (Proposal Two) and, subject to applicable rules and regulations, FOR Proposals One and Three and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy representative. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign and return your proxy card in advance of the Annual Meeting as your plans may change. (Continued and to be signed on the reverse side) ADMISSION TICKET CARDIONET, INC. ANNUAL MEETING OF STOCKHOLDERS JULY 25, 2013 AT 8:30 A.M. CARDIONET, INC. 227 WASHINGTON STREET, #210 CONSHOHOCKEN, PA 19428 ADMITS ONE STOCKHOLDER